EXHIBIT 1

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Class A Common Stock, par value $0.001 per share, of GoDaddy Inc., a Delaware corporation, and that this Joint Filing Agreement (“Agreement”) may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 11th day of February, 2016.

TCV VII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV VII (A), L.P. a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, L.P., a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV MEMBER FUND, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT VII, L.P. a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT VII, LTD., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

JAY C. HOAG

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

RICHARD H. KIMBALL

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

JOHN L. DREW

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

JON Q. REYNOLDS, JR.

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

ROBERT W. TRUDEAU

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

CHRISTOPHER P. MARSHALL

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

TIMOTHY P. MCADAM

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

JOHN C. ROSENBERG

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

DAVID L. YUAN

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact